[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                               We need your vote Before October 14, 1997
                               Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                     Proxy Tabulator

                                     THANK YOU FOR YOUR TIME


                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING
        OCTOBER 14, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS
E. DUGGAN AND MARIA CAMACHO AND EACH OF THEM
AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED,
WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER
OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED
PORTFOLIO OF OCC ACCUMULATION TRUST  ("TRUST") AS TO
WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS
AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO
BE HELD ON OCTOBER 14, 1997 AT THE OFFICES OF OPPENHEIMER
& CO., INC., 40TH FLOOR, ONE WORLD FINANCIAL CENTER,
NEW YORK, NY 10281 AT 2:30 P.M., NEW YORK TIME AND
AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                               DATED:............, 1997
                                     (MONTH, DAY)

                               Please sign in box below
                               NOTE: PLEASE SIGN EXACTLY AS YOUR
                               NAME(S) APPEAR HEREON. WHEN SIGNING
                               AS CUSTODIAN, ATTORNEY, EXECUTOR,
                               ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.,
                               PLEASE GIVE YOUR FULL TITLE AS
                               SUCH. JOINT OWNERS SHOULD EACH
                               SIGN THIS PROXY.

                               ..........................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................


MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL
LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL
BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED,
PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1.   APPROVAL OF THE INVESTMENT ADVISORY
AGREEMENT BETWEEN THE TRUST AND OPCAP
ADVISORS, AS DESCRIBED IN THE ACCOMPANYING
PROXY STATEMENT AND ATTACHED
AS EXHIBIT A THERETO.

                                /   / FOR     /   / AGAINST     /   / ABSTAIN

2.   TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before October 14, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME


                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING
        OCTOBER 14, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E.
DUGGAN AND MARIA CAMACHO AND EACH OF THEM AS
THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED,
WITH FULL POWER OF SUBSTITUTION, TO VOTE THE
NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE
ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST
("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO
GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS
OF THE TRUST TO BE HELD ON OCTOBER 14, 1997 AT THE
OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR, ONE WORLD
FINANCIAL CENTER, NEW YORK, NY 10281 AT 2:30 P.M.,
NEW YORK TIME AND AT ANY ADJOURNMENT
THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:...............,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR
                              NAME(S) APPEAR HEREON. WHEN SIGNING
                              AS CUSTODIAN, ATTORNEY,
                              EXECUTOR, ADMINISTRATOR, TRUSTEE,
                              GUARDIAN,
                              ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.


                              .............................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR
FOR IF NO CHOICE IS INDICATED,
PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1.   APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN
THE TRUST AND OPCAP ADVISORS, AS DESCRIBED IN
THE ACCOMPANYING PROXY STATEMENT AND ATTACHED
AS EXHIBIT A THERETO.

                                /   / FOR     /   / AGAINST     /   / ABSTAIN

2.   TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before October 14, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME


                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING
        OCTOBER 14, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON OCTOBER 14, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK,
NY 10281 AT 2:30 P.M., NEW YORK TIME AND AT ANY
ADJOURNMENT THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:.............,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.


                              .........................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR
IF NO CHOICE IS INDICATED, PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1.   APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED
IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED
AS EXHIBIT A THERETO.

                               /   / FOR     /   / AGAINST     /   / ABSTAIN

2.   TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME
BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before October 14, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME



                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING
        OCTOBER 14, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND
MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES
OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON OCTOBER 14, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR,
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281
AT 2:30 P.M., NEW YORK TIME AND AT ANY ADJOURNMENT
THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:................,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.


                              ..............................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR
IF NO CHOICE IS INDICATED, PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1.   APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED
IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED
AS EXHIBIT A THERETO.

                              /   / FOR     /   / AGAINST     /   / ABSTAIN

2.   TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before October 14, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME



                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING
        OCTOBER 14, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND
MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES
OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON OCTOBER 14, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR,
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT
2:30 P.M., NEW YORK TIME AND AT ANY ADJOURNMENT
THEREOF AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:...............,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.


                              ............................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR
IF NO CHOICE IS INDICATED, PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1.   APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED
IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED
AS EXHIBIT A THERETO.

                                /   / FOR     /   / AGAINST     /   / ABSTAIN

2.   TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[IDENTITY OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
                              We need your vote Before October 14, 1997
                              Return the Voting Instruction Form in the enclosed envelope or mail it to:
                                    Proxy Tabulator

                                    THANK YOU FOR YOUR TIME



                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
        VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING
        OCTOBER 14, 1997

THE UNDERSIGNED DOES HEREBY APPOINT THOMAS E. DUGGAN AND
MARIA CAMACHO AND EACH OF THEM AS THE ATTORNEYS AND PROXIES
OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF OCC ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON OCTOBER 14, 1997 AT THE OFFICES OF OPPENHEIMER & CO., INC., 40TH FLOOR,
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 2:30 P.M.,
NEW YORK TIME  AND AT ANY ADJOURNMENT THEREOF
AS FOLLOWS:

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS]
                              DATED:................,1997
                                    (MONTH, DAY)

                              Please sign in box below
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. WHEN SIGNING AS CUSTODIAN, ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN THIS PROXY.

                              .............................
                                    Signatures

     Please fold and detach card at perforation before mailing
 ................................................................................

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED
BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED OR FOR IF NO CHOICE IS INDICATED, PROXY SOLICITED
ON BEHALF OF MANAGEMENT.

1.   APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
BETWEEN THE TRUST AND OPCAP ADVISORS, AS DESCRIBED
IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED
AS EXHIBIT A THERETO.

                               /   / FOR     /   / AGAINST     /   / ABSTAIN

2.   TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT THEREOF.